UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 10, 2010 (May 10, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2010, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for its third fiscal quarter ended March 31, 2010. For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated May 10, 2010, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Release”).

The Earnings Release contains a non-GAAP financial measure, Adjusted EBITDA.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the Earnings Release of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, net income (loss) attributable to Vanguard Health Systems, Inc. stockholders.

The Company defines Adjusted EBITDA as income before interest expense (net of interest income), income taxes, depreciation and amortization, non-controlling interests, gain or loss on the disposal of assets, equity method income, stock compensation, monitoring fees and expenses, realized holding loss on investments, debt extinguishment costs, impairment loss and discontinued operations, net of taxes. Monitoring fees and expenses represent fees and reimbursed expenses paid to affiliates of The Blackstone Group and Metalmark Subadvisor LLC for advisory and oversight services.  Adjusted EBITDA should not be considered as a substitute for net income (loss) attributable to Vanguard Health Systems, Inc. stockholders, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Adjusted EBITDA, as presented by the Company, may not be comparable to similarly titled measures of other companies due to varying methods of calculation.

Further, as additional supplementary financial disclosures covered by Regulation G, the Company is hereby providing an EBITDA-related, non-GAAP financial measure, the Adjusted EBITDA Margin, for certain completed accounting periods and presenting the reconciliation required by Regulation G (the “Supplementary Financial

Information”). The Supplementary Financial Information is attached hereto as Exhibit 99.2 and the content of such Exhibit 99.2 are incorporated by reference herein.

Management believes that Adjusted EBITDA and the Supplementary Financial Information provide useful information about the Company’s financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the healthcare industry, along with other measures, to estimate the value of a company, to make informed investment decisions, to evaluate a company’s operating performance compared to that of other companies in the healthcare industry and to evaluate a company’s leverage capacity and its ability to meet its debt service.  Adjusted EBITDA eliminates the uneven effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting.  Adjusted EBITDA also eliminates the effects of changes in interest rates which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance. Adjusted EBITDA is also used by the Company’s management to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance, both internally and relative to the Company’s peers, as well as being the primary measure used by senior management to evaluate the operating performance of the Company’s healthcare facilities and their regional and local management teams.

A limitation of Adjusted EBITDA, however, is that it does not reflect the periodic cost of certain capitalized assets that the Company uses to generate its revenues.  The Company evaluates these costs through other financial measures such as capital expenditures. Adjusted EBITDA also excludes net interest expense, which is a significant expense because of the Company’s substantial indebtedness.  Despite these limitations, management believes that Adjusted EBITDA, as an operating performance measure, and not as a liquidity measure, provides investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies.  Finally, management believes it is useful to investors to provide them with disclosure of the Company’s operating results using the same key financial metric as that used by management.

The information in Item 2.02 of this Report and the Exhibits attached hereto shall be deemed “furnished” and not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information in Item 2.02 of this Report and the Exhibits attached hereto may only be incorporated by reference in another filing under the Exchange Act or under the Securities Act of 1933, as amended, if such subsequent filing specifically references and incorporates the information in Item 2.02 of this Report or the Exhibits attached hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibits filed as part of this Report are listed in the Exhibit Index which is located at the end of this Report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   May 10, 2010                                    VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Vanguard Health Systems, Inc. dated May 10, 2010 announcing third quarter ended March 31, 2010 operating results.

99.2	Adjusted EBITDA Margin